                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                       Date of Report: September 24, 2001



                                   AT&T CORP.

 A New York                      Commission File              I.R.S. Employer
Corporation                        No. 1-1105                   No.13-4924710



            32 Avenue of the Americas, New York, New York 10013-3412


                         Telephone Number (212) 387-5400

Form 8-K                                                     AT&T Corp.
September 24, 2001


ITEM 5  OTHER EVENTS.

AT&T Corp. Consolidated financial information

a) On July 9, 2001, AT&T completed the split-off of AT&T Wireless as a separate, independently traded company. This transaction was a tax free transaction as ruled by the Internal Revenue Service on May 29, 2001. AT&T Corp. is making available its audited consolidated financial results and certain other information for the year ended December 31, 2000 restated to reflect AT&T Wireless as a discontinued operation. Filed as Exhibit 99 to this 8-K is the following information:

      1.    Management's Discussion and Analysis.

      2.    Five-Year Summary of Selected Financial Data.

      3.    Report of Independent Accountants.

      4. Consolidated Statements of Income for the Years Ended December 31, 2000, 1999 and 1998.

      5.    Consolidated Balance Sheets at December 31, 2000 and 1999.

      6. Consolidated Statement of Changes in Shareowners' Equity for the Years Ended December 31, 2000, 1999 and 1998.

      7. Consolidated Statements of Cash flows for the Years Ended December 31, 2000, 1999 and 1998.

      8.    Notes to the Consolidated Financial Statements.

      9.    Schedule II - Valuation and Qualifying Accounts.

      10.   Ratio of Earnings to Fixed Charges.

b) AT&T Corp. is making available its 2000 quarterly income statements as well as 2000 quarterly segment information restated to reflect AT&T Wireless as a discontinued operation. This information is included in
      Exhibit 99.1 to this 8-K.


ITEM 7 Financial Statements and Exhibits.

c)    Exhibits.

      Exhibit 23        Consent of PricewaterhouseCoopers LLP

      Exhibit 99 AT&T Corp. consolidated financial results and certain other information for the year ended December 31, 2000.

      Exhibit 99.1 AT&T Corp. restated quarterly income statements and segment information for the year ended December 31, 2000.

Form 8-K                                                        AT&T Corp.
September 24, 2001



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             AT&T CORP.




                             /s/  N. S. Cyprus
                             ----------------------------------
                             By:  N. S. Cyprus
                                  Vice President and Controller

September 24, 2001